UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

**QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY**

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund
(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 03/31

Date of reporting period: 6/30/13

Item 1. Schedule of Investments.

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2013 (unaudited)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 65.1%			
Aerospace & Defense 3.7%			
Huntington Ingalls Industries Inc.	United States	39,672	$ 2,240,675
Auto Components 1.4%			
[a,b]International Automotive Components Group Brazil LLC	Brazil	185,241	40,670
[a,b,c]International Automotive Components Group North America, LLC	United States	1,263,310	567,036
[a]TRW Automotive Holdings Corp.	United States	3,212	213,405
			821,111
Beverages 1.6%			
Coca-Cola Enterprises Inc.	United Kingdom	26,853	944,151
Capital Markets 1.5%			
The Blackstone Group LP	United States	42,282	890,459
Chemicals 0.3%			
Tronox Ltd., A	United States	8,550	172,283
Commercial Banks 2.7%			
[a]CIT Group Inc.	United States	24,420	1,138,705
Hana Financial Group Inc.	South Korea	17,251	502,097
			1,640,802
Computers & Peripherals 4.7%			
Dell Inc.	United States	100,350	1,339,672
Hewlett-Packard Co.	United States	47,430	1,176,264
[a]SanDisk Corp.	United States	4,879	298,107
			2,814,043
Construction & Engineering 1.4%			
KHD Humboldt Wedag International AG	Germany	142,135	855,116
Diversified Financial Services 3.0%			
Capmark Financial Group Inc.	United States	64,464	399,677
[a]ING Groep NV, IDR	Netherlands	72,530	660,861
NYSE Euronext	United States	17,645	730,503
			1,791,041
Energy Equipment & Services 5.0%			
[a]DeepOcean Group Holding AS	Norway	91,357	1,598,747
Fugro NV, IDR	Netherlands	11,100	601,772
Transocean Ltd.	United States	16,330	783,024
			2,983,543
Food & Staples Retailing 1.2%			
CVS Caremark Corp.	United States	12,018	687,189
Food Products 1.3%			
GrainCorp Ltd.	Australia	69,290	796,768
Hotels, Restaurants & Leisure 0.7%			
Echo Entertainment Group Ltd.	Australia	159,854	447,477
Insurance 3.9%			
[a]Alleghany Corp.	United States	889	340,763
Delta Lloyd NV	Netherlands	32,015	641,545
Direct Line Insurance Group PLC	United Kingdom	220,742	782,553
[a,b]Imagine Group Holdings Ltd.	Bermuda	35,714	311,301
[a]Storebrand ASA	Norway	56,960	274,788
			2,350,950
Life Sciences Tools & Services 1.0%			
[a]Life Technologies Corp.	United States	8,390	620,944

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Machinery 1.0%			
CNH Global NV	Netherlands	14,080	586,573
Fiat Industrial SpA	Italy	2,759	30,759
			617,332
Media 4.5%			
Kabel Deutschland Holding AG	Germany	5,410	594,198
[d,e]Time Warner Cable Inc.	United States	6,185	695,689
[a]Tribune Co., A	United States	15,492	881,495
[a]Tribune Co., B	United States	9,499	539,068
			2,710,450
Metals & Mining 2.9%			
Freeport-McMoRan Copper & Gold Inc., B	United States	37,357	1,031,427
[a]ThyssenKrupp AG	Germany	34,700	681,799
			1,713,226
Multiline Retail 1.7%			
[d]Kohl's Corp.	United States	19,590	989,491
Office Electronics 2.9%			
Xerox Corp.	United States	188,653	1,711,083
Oil, Gas & Consumable Fuels 7.0%			
BP PLC	United Kingdom	236,500	1,637,898
[a]Cairn Energy PLC	United Kingdom	197,590	760,427
[a]WPX Energy Inc.	United States	95,289	1,804,774
			4,203,099
Paper & Forest Products 0.4%			
[a,b]NewPage Holdings Inc.	United States	2,892	253,050
Personal Products 1.0%			
Avon Products Inc.	United States	28,210	593,256
Pharmaceuticals 1.3%			
[a]Hospira Inc.	United States	19,510	747,428
Real Estate Investment Trusts (REITs) 1.3%			
Spirit Realty Capital Inc.	United States	42,185	747,518
Semiconductors & Semiconductor Equipment 1.9%			
Marvell Technology Group Ltd.	United States	30,960	362,541
[a]ON Semiconductor Corp.	United States	40,950	330,876
[a]Spansion Inc., A	United States	34,040	426,181
			1,119,598
Software 1.5%			
[a]Check Point Software Technologies Ltd.	Israel	18,595	923,800
Tobacco 3.6%			
Imperial Tobacco Group PLC	United Kingdom	23,990	832,045
Lorillard Inc.	United States	30,093	1,314,462
			2,146,507
Wireless Telecommunication Services 0.7%			
[a]T-Mobile U.S. Inc.	United States	17,497	434,101
Total Common Stocks and Other Equity Interests (Cost $35,392,941)			41,344,505
Preferred Stocks (Cost $614,590) 1.3%			
Automobiles 1.3%			
Porsche Automobile Holding SE, pfd.	Germany	10,053	778,325
		Principal Amount*	
Corporate Bonds, Notes and Senior Floating Rate Interests 17.0%			
Avaya Inc.,			
[f]senior note, 144A, 10.50%, 3/01/21	United States	212,000	161,650

[f]senior secured note, 144A, 7.00%, 4/01/19	United States	133,000		120,698
[g,h]Tranche B-3 Term Loan, 4.70%, 10/26/17	United States	165,000		144,881
[g,h]Tranche B-5 Term Loan, 6.95%, 3/31/18	United States	55,000		51,666
[g,h]Caesars Entertainment Operating Co. Inc., Senior Tranche Term Loan, first lien, 1/28/18,				
B5, 4.50%	United States	65,000		56,144
B6, 5.443%	United States	414,000		366,752
CDW LLC/Finance Corp., senior sub. note, 12.535%, 10/12/17	United States	1,043,000		1,105,580
[g,h]Cengage Learning Acquisitions Inc., FRN, 2.70%, 7/03/14	United States	468,896		351,672
Clear Channel Communications Inc.,				
[f]senior secured note, first lien, 144A, 9.00%, 12/15/19	United States	510,000		497,250
[g]Tranche B Term Loan, 3.845%, 1/29/16	United States	351,966		322,753
[g]Tranche C Term Loan, 3.845%, 1/29/16	United States	79,518		71,964
[g]Tranche D Term Loan, 6.945%, 1/30/19	United States	1,272,694		1,163,323
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., second lien, 11.00%, 10/01/21	United States	177,000		190,718
[g]The Great Atlantic & Pacific Tea Co. Inc., senior secured, First Lien Exit Term Loan, 11.00%, 3/13/17	United States	386,641		395,341
[g]KIK Custom Products Inc., Second Lien Term Loan, 8.50%, 11/17/19	United States	608,000		606,986
Sorenson Communications Inc.,				
[g,h]First Lien Term Loan, 9.50%, 10/31/14	United States	759,360		760,119
[f]senior secured note, 144A, 10.50%, 2/01/15	United States	1,274,000		1,012,830
[g]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.693%, 10/10/17	United States	2,524,660		1,774,836
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,				
senior note, A, 10.25%, 11/01/15	United States	1,177,000		117,700
[f]senior secured note, 144A, 11.50%, 10/01/20	United States	941,000		708,102
[f]Wind Acquisition Finance SA, 144A, 11.75%, 7/15/17,				
senior secured note	Italy	100,000		104,500
third lien	Italy	56,000	EUR	76,173
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $10,790,736)				10,161,638
Corporate Bonds and Notes in Reorganization 8.4%				
[f,i]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	1,388,000		1,620,490
[i]Eastman Kodak Co.,				
cvt., senior note, 7.00%, 4/01/17	United States	305,000		50,893
Roll-Up Junior DIP, 9.75%, 3/01/18	United States	32,000		32,168
[f]secured note, second lien, 144A, 10.625%, 3/15/19	United States	52,000		52,650
senior note, 7.25%, 11/15/13	United States	244,000		37,820
[f]senior secured note, second lien, 144A, 9.75%, 3/01/18	United States	453,000		458,663
[i]Nortel Networks Corp., cvt., senior note,				
1.75%, 4/15/12	Canada	1,752,000		1,708,189
2.125%, 4/15/14	Canada	80,000		77,950
[i]Nortel Networks Ltd., senior note,				
10.125%, 7/15/13	Canada	693,000		770,962
10.75%, 7/15/16	Canada	25,000		27,875
[i]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000		202,400
Total Corporate Bonds and Notes in Reorganization (Cost $4,486,367)				5,040,060
		Shares		
Companies in Liquidation 4.3%				
[a]Adelphia Recovery Trust	United States	11,280,134		15,792
[a,j]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,018,915		12,431
[a,b]AET&D Holdings No. 1 Pty. Ltd.	Australia	453,470		—
[a,b,c]CB FIM Coinvestors LLC	United States	1,439,821		—
[a,j,k]Century Communications Corp., Contingent Distribution	United States	2,826,000		—
[a,b]FIM Coinvestor Holdings I, LLC	United States	1,801,197		—
[a,f]KGen Power Corp., 144A	United States	141,643		141,643
[a,j]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	5,404,577		2,378,014
[a,j,k]NewPage Corp. Litigation Trust, Contingent Distribution	United States	723,000		—
[a,j,k]Tribune Litigation Trust, Contingent Distribution	United States	20,112		—
[a,j,k]Tropicana Litigation Trust, Contingent Distribution	United States	12,892,000		—
Total Companies in Liquidation (Cost $3,542,368)				2,547,880

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2013 (unaudited) *(continued)*

	Country	Principal Amount*		Value
Asset-Backed Securities 0.2%				
Airlines 0.2%				
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	7,480		7,966
American Airlines Pass Through Trust,				
2009-1A, 10.375%, 7/02/19	United States	26,157		27,874
2011-2A, 8.625%, 4/15/23	United States	111,928		119,344
Total Asset-Backed Securities (Cost $152,548)				155,184
	Counterparty	**Notional Amount***		
Options Purchased 0.4%				
Payer Swaptions – Over-the-Counter				
Interest Rate 0.1%				
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/14/17	MSCS	203,817,000	JPY	36,618
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/16/17	MSCS	93,000,000	JPY	16,834
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 6/15/17	MSCS	105,933,333	JPY	22,176
				75,628
Puts – Over-the-Counter				
Currency Options 0.3%				
JPY/USD, June Strike Price 90 JPY, Expires 6/15/17	BANT	392,000		50,206
JPY/USD, June Strike Price 95 JPY, Expires 6/15/17	BANT	503,720		53,171
JPY/USD, June Strike Price 100 JPY, Expires 6/15/17	BANT	633,080		54,751
				158,128
Total Options Purchased (Cost $200,899)				233,756
Total Investments before Short Term Investments (Cost $55,180,449)				57,883,334
	Country	**Principal Amount***		
Short Term Investments (Cost $600,000) 1.0%				
U.S. Government and Agency Securities 1.0%				
m FHLB, 7/01/13	United States	600,000		600,000
Total Investments (Cost $55,780,449) 97.7%				58,483,334
Options Written (0.1)%				(25,950)
Securities Sold Short (0.3)%				(193,768)
Other Assets, less Liabilities 2.7%				1,596,411
Net Assets 100.0%			$	59,860,027
		Number of Contracts		
Options Written (0.1)%				
Calls – Exchange-Traded				
Media (0.1)%				
Time Warner Cable Inc., July Strike Price $97.50, Expires 7/20/13	United States	15	$	(22,800)
Puts – Exchange-Traded				
Multiline Retail (0.0)%†				
Kohl's Corp., October Strike Price $55, Expires 10/19/13	United States	30		(3,150)
Total Options Written (Premiums Received $15,615)			$	(25,950)
		Principal Amount*		
Securities Sold Short (Proceeds $190,080) (0.3)%				
Corporate Notes (0.3)%				
Texas Industries Inc., senior note, 9.25%, 8/15/20	United States	179,000	$	(193,768)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
a Non-income producing.
b See Note 5 regarding restricted securities.

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

[c] At June 30, 2013, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

[d] Security or a portion of the security has been pledged as collateral for securities sold short and written options contracts. At June 30, 2013, the aggregate value of these securities and/or cash pledged as collateral was $578,214, representing 0.97% of net assets.

[e] A portion or all of the security is held in connection with written option contracts open at period end.

[f] Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At June 30, 2013, the aggregate value of these securities was $4,954,649, representing 8.28% of net assets.

[g] The coupon rate shown represents the rate at period end.

[h] A portion or all of the security purchased on a delayed delivery basis.

[i] Defaulted security or security for which income has been deemed uncollectible.

[j] Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

[k] Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2013, the aggregate value of these securities was $-.

[l] Bankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

[m] The security is traded on a discount basis with no stated coupon rate.

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2013 (unaudited) *(continued)*

At June 30, 2013, the Fund had the follow ing forw ard exchange contracts outstanding. See Note 3.

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBFX	Sell	122,258	$ 157,226	7/17/13	$ -	$ (1,923)
Euro	SSBT	Buy	61,800	81,028	7/17/13	-	(580)
Euro	SSBT	Buy	93,630	121,414	7/17/13	469	-
Euro	DBFX	Buy	72,500	93,725	7/17/13	652	-
Euro	BBU	Sell	1,589,378	2,122,368	7/17/13	53,394	-
Euro	BANT	Sell	38,446	50,945	7/17/13	898	-
Euro	HSBC	Sell	1,823	2,457	7/17/13	84	-
Euro	FBCO	Sell	285,194	375,056	7/17/13	3,803	-
Euro	DBFX	Sell	330,052	436,454	7/17/13	6,808	-
Euro	SSBT	Sell	60,000	78,674	7/17/13	569	-
Euro	FBCO	Buy	99,150	132,077	7/18/13	-	(3,008)
South Korean Won	FBCO	Buy	38,167,385	33,802	8/12/13	-	(470)
South Korean Won	FBCO	Buy	30,189,250	26,093	8/12/13	282	-
South Korean Won	FBCO	Sell	332,620,117	297,553	8/12/13	7,067	-
South Korean Won	DBFX	Sell	169,687,875	151,789	8/12/13	3,597	-
South Korean Won	BANT	Sell	139,644,393	124,709	8/12/13	2,755	-
British Pound	DBFX	Sell	177,971	268,333	8/19/13	-	(2,237)
British Pound	FBCO	Sell	60,045	90,356	8/19/13	-	(931)
British Pound	DBFX	Buy	44,783	68,933	8/19/13	-	(850)
British Pound	SSBT	Buy	35,600	54,931	8/19/13	-	(808)
British Pound	BANT	Sell	17,625	26,416	8/19/13	-	(379)
British Pound	HSBC	Sell	10,669	15,956	8/19/13	-	(264)
British Pound	BBU	Sell	3,574	5,330	8/19/13	-	(103)
British Pound	SSBT	Buy	57,200	86,455	8/19/13	506	-
British Pound	FBCO	Sell	270,283	418,266	8/19/13	7,355	-
British Pound	BANT	Sell	408,208	632,141	8/19/13	11,543	-
British Pound	SCBT	Sell	491,158	761,295	8/19/13	14,587	-
British Pound	DBFX	Sell	133,779	205,922	8/19/13	2,538	-
British Pound	SSBT	Sell	89,500	136,571	8/19/13	504	-
Australian Dollar	DBFX	Buy	203,480	201,805	8/26/13	-	(16,501)
Australian Dollar	DBFX	Sell	1,555,031	1,572,427	8/26/13	156,306	-
Euro	FBCO	Sell	1,027,076	1,323,122	11/18/13	-	(14,878)
Euro	BANT	Sell	420,281	547,064	11/18/13	-	(2,348)
Euro	DBFX	Sell	106,976	138,142	11/18/13	-	(1,202)
Euro	HSBC	Sell	18,547	24,177	11/18/13	18	-
Euro	BANT	Sell	18,547	24,165	11/18/13	7	-
Norw egian Krone	FBCO	Sell	1,370,796	232,535	11/21/13	7,998	-
Norw egian Krone	BBU	Sell	58,900	9,958	11/21/13	311	-
Unrealized appreciation (depreciation)						282,051	(46,482)
Net unrealized appreciation (depreciation)						$ 235,569	

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

ABBREVIATIONS

Counterparty

BANT - Bank of America N.A
BBU - Barclays Bank PLC
DBFX - Deutsche Bank AG
FBCO - Credit Suisse Group AG
HSBC - HSBC Bank USA, N.A.
MSCS - Morgan Stanley Capital Services, LLC
SCBT - Standard Chartered Bank
SSBT - State Street Bank and Trust Co., N.A.

Currency

EUR - Euro
JPY - Japanese Yen
USD - United States Dollar

Selected Portfolio

DIP - Debtor-In-Possession
FHLB - Federal Home Loan Bank
FRN - Floating Rate Note
IDR - International Depositary Receipt
LIBOR - London InterBank Offered Rate

Franklin Mutual Recovery Fund
Notes to Statement of Investments (unaudited)

1. ORGANIZATION

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end, continuously offered investment company.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund's Board of Trustees (the Board), the Fund's administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other

relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the

close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund's investment objectives.

At June 30, 2013, the Fund received $111,383 in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

4. INCOME TAXES

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$	55,959,284
Unrealized appreciation	$	7,618,703
Unrealized depreciation		(5,094,653)
Net unrealized appreciation (depreciation)	$	2,524,050

5. RESTRICTED SECURITIES

At June 30, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
453,470	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$ -	$ -
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	-	-
1,801,197	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	-	-
35,714	Imagine Group Holdings Ltd.	8/31/04	365,765	311,301
185,241	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	123,016	40,670
1,263,310	International Automotive Components Group North America, LLC	3/15/06 - 3/18/13	1,026,600	567,036
2,892	* New Page Holdings Inc.	5/05/11 - 8/16/11	629,269	253,050
	Total Restricted Securities (Value is 1.96% of Net Assets)		$2,144,650	$1,172,057

* The Fund also invests in unrestricted securities or other investments in the issuer, valued at $- as of June 30, 2013.

6. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Auto Components	$ 213,405	$ -	$607,706	$ 821,111
Energy Equipment & Services	1,384,796	1,598,747	-	2,983,543
Insurance	2,039,649	-	311,301	2,350,950
Media	2,171,382	539,068	-	2,710,450
Paper & Forest Products	-	253,050	-	253,050
All Other Equity Investments[b]	30,625,712	-	-	30,625,712
Corporate Bonds, Notes and Senior Floating Rate Interests	-	10,161,638	-	10,161,638
Corporate Bonds and Notes in Reorganization	-	5,040,060	-	5,040,060
Companies in Liquidation	-	2,547,880	- [c]	2,547,880
Asset-Backed Securities	-	155,184	-	155,184
Options Purchased	-	233,756	-	233,756
Short Term Investments	-	600,000	-	600,000
Total Investments in Securities	$36,434,944	$21,129,383	$919,007	$58,483,334
Forward Exchange Contracts	$ -	$ 282,051	$ -	$ 282,051
Liabilities:				
Options Written	25,950	-	-	25,950
Securities Sold Short	-	193,768	-	193,768
Forward Exchange Contracts	-	46,482	-	46,482

[a]Includes common and preferred stocks as well as other equity investments.

[b]For detailed categories, see the accompanying Statement of Investments.

[c]Includes securities determined to have no value at June 30, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. The reconciliation of assets for the three months ended June 30, 2013, is as follows:

	Balance at Beginning of Period	Purchases (Sales)	Transfers Into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:									
Investments in Securities:									
Equity Investments:[b]									
Auto Components	$ 480,751	$ -	$ -	$ -	$ -	$ -	$ 126,955	$ 607,706	$ 126,955
Insurance	316,069	-	-	-	-	-	(4,768)	311,301	(4,768)
Paper & Forest Products	285,151	-	-	(247,266)	-	-	(37,885)	-	-
Real Estate Management & Development	1,046,229	-	-	(1,041,989)	-	-	(4,240)	-	-
Total	$ 2,128,200	$ -	$ -	$ (1,289,255)	$ -	$ -	$ 80,062	$ 919,007	$ 122,187

[a] The investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input and/or the availability of a broker quote.
[b] Includes common stocks as well as other equity investments.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2013, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases*
Assets:					
Investments in Securities:					
Equity Investments:					
Auto Components	$ 567,036	Market comparables	Discount for lack of marketability	15%	Decrease
			EV / EBITDA multiple	4.6x	Increase[b]
Insurance	311,301	Market comparables	Discount for lack of marketability	5%	Decrease[c]
			Price / book multiple	1.0x	Increase[c]
All Other Investments[d]	40,670				
Total	$ 919,007				

*Represents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
[b] Represents a significant impact to fair value and net assets.
[c] Represents a significant impact to fair value but not net assets.
[d] Includes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

ABBREVIATIONS

Selected Notes

EBITDA - Earnings before interest, taxes, depreciation and amortization
EV - Enterprise value

7. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Mutual Recovery Fund

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration
Date: August 27, 2013

By /s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer
Date: August 27, 2013